EXECUTION VERSION

DEBT EXCHANGE AGREEMENT

This Debt Exchange Agreement is dated as of December 21, 2018 (this “Agreement”) by and among Non-Invasive Monitoring Systems, Inc., a Florida corporation (the “Company”), Frost Gamma Investments Trust (“FGIT”), Hsu Gamma Investments LP, a Delaware limited partnership (“Hsu Gamma”), Marie Wolf, an individual (“Wolf”), Jane Hsiao, an individual (“Hsu”), and Frost Real Estate Holdings, LLC, a Florida limited liability company (“FREH” and, collectively with FGIT, Hsu Gamma, Wolf and Hsu, the “Holders” and each individually, a “Holder”).

WHEREAS, the Holders, other than FREH, hold those certain promissory notes identified below their respective names on Schedule A hereto (collectively, the “Notes”) in the aggregate principal amount, together with all accrued and unpaid interest thereon, as is set forth on Schedule A hereto (such amount, the “Notes Indebtedness”);

WHEREAS, the Company, FGIT and Hsu Gamma are parties to that certain Note and Security Agreement, dated as of March 31, 2010 (as amended, the “Credit Agreement”), pursuant to which the Company is indebted to each of FGIT and Hsu Gamma in the aggregate principal amount, together with all accrued and unpaid interest thereon, as is set forth on Schedule B hereto (the “Credit Indebtedness”);

WHEREAS, the Company has accounts payable in respect of past-due rent (i) in an aggregate amount equal to $76,704.95 due to FREH (the “FREH Rental Indebtedness”) and (ii) an aggregate amount equal to $114,912.32 due to Hialeah Warehouse Holdings, LLC, an administratively dissolved, member-managed Florida limited liability company owned equally by Hsu Gamma and FGIT (the “HSU/FGIT Rental Indebtedness” and, collectively with the FREH Rental Indebtedness, the “Rental Indebtedness” and, together with the Notes Indebtedness and the Credit Indebtedness, the “Indebtedness”);

WHEREAS, the Company and the Holders desire to exchange the Indebtedness for shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement (the “Exchange”); and

WHEREAS, upon consummation of the Exchange, (i) the Company shall not be indebted to any Holder, and (ii) the Credit Agreement shall terminate and shall be of no further force or effect, and all security interests granted by the Company thereunder shall similarly terminate and be of no further force or effect.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

Article I.

THE EXCHANGE

1.1 Exchange of Indebtedness for Common Stock. Subject to the terms and conditions contained herein, on the date hereof, each Holder shall sell, convey, transfer, assign and deliver to the Company, free and clear of all liens and encumbrances, all Indebtedness held by such Holder. In consideration of the transfer to the Company of such Indebtedness by such Holder, the Company shall issue to such Holder that number of shares of Common Stock set across from such Holder’s name on Schedule C hereto, calculated based on a price per share equal to $0.07 (with all fractional shares rounded up). The shares of Common Stock issued to a particular Holder are referred to as the “Holder Shares”, and the aggregate number of shares of Common Stock issued to all Holders hereunder is referred to as the “Shares”. Notwithstanding the foregoing, FREH hereby agrees that all of its Holder Shares issuable hereunder shall be issued to FGIT and shall be included in FGIT’s Holder Shares.

1.2 Closing; Deliverables. The closing of the Exchange (the “Closing”) shall take place at the Company’s offices in Miami, Florida on the date hereof or by delivery of documents required to be delivered hereby by facsimile or other electronic transmission, including by email attachment. At Closing, (A) the Company shall deliver to each Holder a copy of the Company’s instructions to its transfer agent instructing the transfer agent to deliver one or more stock certificates evidencing the Shares, inclusive of such restrictive and other legends as set forth in Section 5.1, and (B) each Holder shall deliver to the Company such instruments of transfer or other documentation and agreements evidencing the Exchange, in each case as the Company may reasonably request.

Article II.

Additional Agreements

The Company and each Holder shall cooperate and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement and applicable laws and regulations to consummate and make effective the Exchange as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all permits, consents, approvals and authorizations necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the sale or any of the other transactions contemplated by this Agreement.

Article III.

Representations and Warranties of the Company

The Company represents and warrants to the Holders as of the date hereof as follows:

3.1 Authorization of Agreements, etc. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the issuance, sale and delivery of the Shares have been duly authorized by all requisite corporate action and will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of the Company’s Articles of Incorporation, as amended, or Bylaws, as amended; (b) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (c) any material contract or agreement to which the Company is a party or by which it is bound (as defined in Item 601(b)(10) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); or (d) any statute, rule or governmental regulation applicable to the Company, except for such violations, conflicts or defaults as would not individually or in the aggregate have a material adverse effect on the Company.

2

3.2 Valid Issuance of Common Stock. The Shares have been duly authorized and, when issued, sold and delivered in accordance with this Agreement in consideration of the Exchange, will be validly issued, fully paid and nonassessable and will be free and clear of all liens, charges and encumbrances (collectively, “Encumbrances”) of any nature whatsoever except for (i) restrictions on transfer under this Agreement and under applicable Federal and state securities laws and (ii) Encumbrances created by a Holder.

3.3 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.4 Brokers and Finders. Neither the Company nor any of its subsidiaries, officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Exchange.

Article IV.

Representations and Warranties of Each Holder

Each Holder, severally and not together with any other Holder, represents and warrants to the Company as of the date hereof as follows:

4.1 Authorization of Agreements, etc. Such Holder has full right, power, authority and capacity to enter into this Agreement and to consummate the Exchange, and the execution and delivery by such Holder of this Agreement and the performance by such Holder of its obligations hereunder have been duly authorized by all requisite corporate or other action and will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of such Holder’s organizational documents as currently in effect (if such Holder is not a natural person); (b) any provision of any judgment, decree or order to which such Holder is a party or by which it is bound; (c) any material contract or agreement to which such Holder is a party or by which it is bound; or (d) any statute, rule or governmental regulation applicable to such Holder.

4.2 Validity. This Agreement has been duly executed and delivered by such Holder and constitutes the legal, valid and binding obligation of such Holder, enforceable against such Holder in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3

4.3 Investment Representations.

(a) At the time such Holder was offered the Holder Shares, it was, and at the date hereof it is, and on each date on which it receives the Holder Shares it will be, an “accredited investor” as defined by Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and, if Holder is other than a natural person, was not organized for the specific purpose of acquiring the Holder Shares and is not required to be registered as a broker-dealer under Section 15 of the Exchange Act;

(b) Such Holder is knowledgeable, sophisticated and experienced in financial and business matters and has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Holder Shares and it is able financially to bear the economic risks of its investment in the Holder Shares and is able to afford a complete loss of such investment;

(c) The Holder Shares being purchased by such Holder hereunder are being acquired for such Holder’s own account solely for the purpose of investment and not with a present view to, or for sale in connection with, any distribution or resale thereof. If Holder is other than a natural person, such Holder is acquiring the Holder Shares in the ordinary course of its business. Such Holder does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Holder Shares;

(d) Such Holder understands and acknowledges that:

(i) the Shares have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and the Company is relying upon the truth and accuracy of, and such Holder’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of such Holder contained in this Agreement in order to determine the availability of such exemptions and the eligibility of such Holder to acquire the Holder Shares;

(ii) the Holder Shares must be held by such Holder indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; and

(iii) the Holder Shares will bear a legend substantially in the form set forth in Section 5.1, and the Company will make a notation on its transfer books to such effect;

(e) Such Holder is not acquiring the Holder Shares as a result of any advertisement, article, notice or other communication regarding the Holder Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. Such Holder further acknowledges that he, she or it, or his, her or its affiliate, has a pre-existing relationship with the Company, such as as a holder of currently outstanding securities of the Company;

4

(f) Such Holder acknowledges that the Company has made available to such Holder all documents and information that such Holder has requested relating to an investment in the Holder Shares, and such Holder has been afforded: (i) the opportunity to discuss this investment with, to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Holder Shares and the merits and risks of investing in the Holder Shares; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospectus sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Holder Shares; and

(g) Such Holder has, in connection with its decision to acquire the Holder Shares, relied solely upon the representations and warranties of the Company contained in this Agreement.

4.4 Risk of Loss. Such Holder understands that its investment in the Holder Shares involves a significant degree of risk, including a risk of total loss of such Holder’s investment, and such Holder has full cognizance of and understands all of the risk factors related to its purchase of the Holder Shares, including, but not limited to, those set forth in the Annual, Quarterly and Current Reports filed by the Company with the Securities and Exchange Commission. Such Holder understands that no representation is being made as to the future value of the Holder Shares.

4.5 Confidentiality. Such Holder understands that this Agreement, the information contained in all materials provided to such Holder by the Company and its representatives, including any information conveyed orally, in connection with the Exchange (collectively “Confidential Information”), is strictly confidential and proprietary to the Company and is being provided to such Holder solely for such Holder’s confidential use in connection with the Exchange. Such Holder agrees to use the Confidential Information solely for the purpose of evaluating a possible investment in the Shares, and such Holder acknowledges that it is prohibited from distributing, divulging or discussing any Confidential Information, in whole or in part, with any person, except such Holder’s financial, investment or legal advisors (such persons, “Authorized Advisors”), solely to the extent necessary for such Authorized Advisors to assist such Holder with its proposed investment in the Holder Shares. To the extent that such Holder provides, directly or indirectly, any Confidential Information to any Authorized Advisor, such Holder shall (a) ensure that such Authorized Advisor maintain the confidentiality of the Confidential Information to the same extent applicable to Holder as set forth in this Section 4.5 and (b) be responsible for any breaches of this Section 4.5 by its Authorized Advisors. Confidential Information does not include any information that is or becomes publicly available through no fault of such Holder, or that such Holder is required to disclose pursuant to applicable law, regulation or legal process; provided, however, that if such Holder or any Authorized Advisor is requested or ordered to disclose any Confidential Information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such requirement and the terms of and circumstances surrounding such requirement so that the Company may seek an appropriate protective order or other remedy, or waive compliance with the terms of this Section 4.5, and such Holder or such Authorized Advisor will provide such cooperation, at Company’s expense, with respect to obtaining a protective order or other remedy as the Company will request.

5

4.6 Brokers and Finders. Such Holder has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Exchange.

Article V.

Miscellaneous

5.1 Transfer Restrictions. Each Holder acknowledges and understands, severally and not jointly, that (i) the Shares may only be disposed of in compliance with state and federal securities laws and (ii) in connection with any transfer of Shares, other than pursuant to an effective registration statement or pursuant to an available exemption from the registration requirements of the Securities Act (including Rule 144) to the Company or to an affiliate of such Holder, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Holder under this Agreement. Any transfer or purported transfer of the Shares in violation of this section shall be void.

5.2 Legend. Each certificate that represents Shares shall have conspicuously endorsed thereon a legend in substantially the following form:

This shares of common stock evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Such shares may not be offered or transferred by sale, assignment, pledge or otherwise unless (a) a registration statement for the resale of such shares under the Securities Act is currently effective or (b) the Company has received an opinion of counsel, which opinion is satisfactory to the Company, to the effect that such registration is not required under the Securities Act or relevant state securities laws.

5.3 Brokerage. Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the Exchange, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

5.4 Assignment; Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. No party may assign all or any portion of such party’s rights or obligations under this Agreement without the prior written consent of, in the case of an assignment by a Holder, the Company, and in the case of an assignment by the Company, Holders acquiring a majority of the Shares hereunder. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

6

5.5 Notices. All notices, requests, consents, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the date of transmittal of services via facsimile to the party to whom notice is to be given (with a confirming copy delivered within 24 hours thereafter), or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or overnight mail via a nationally recognized courier providing a receipt for delivery and properly addressed as follows:

If to the Company:	Non-Invasive Monitoring Systems, Inc.
4400 Biscayne Blvd.
Miami, FL 33137
Attn: James Martin, Chief Financial Officer
Fax: (305) 575-6016

If to a Holder:	To the address specified on the signature page hereto.

Any party may change its address for purposes of this paragraph by giving notice of the new address to each of the other parties in the manner set forth above.

5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida for all purposes and in all respects, without regard to the conflict of law provisions of such state that would cause the laws of another jurisdiction to apply. The parties hereto acknowledge and agree that venue and jurisdiction for any claim, suit or controversy related to or arising out of this Agreement shall lie in the state or federal courts located in Miami-Dade County, Florida. THE PARTIES HEREBY WAIVE THE RIGHT TO JURY TRIAL OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THEM.

5.7 Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

5.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile or other electronically scanned and transmitted signatures, including by email attachment, shall be deemed originals for all purposes of this Agreement.

5.9 Amendments and Waivers. This Agreement may be amended or modified, and provisions hereof may be waived, only by a written instrument executed by the Company and each Holder.

7

5.10 Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

5.11 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.12 Representations. Each Holder agrees that, except for the representations and warranties contained in Article III, the Company makes no other representations or warranties, and the Company hereby disclaims any other representations or warranties made by itself or any of its directors, officers employees, investment bankers, financial advisors, attorneys, accountants, agents and other representatives (collectively, “Representatives”), with respect to the execution and delivery of this Agreement, notwithstanding the delivery or disclosure to any other party or any other party’s Representatives of any document or other information with respect to any one or more of the foregoing. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Company in this Agreement, each Holder agrees that none of the Company, its subsidiaries or any of their respective Representatives makes or has made any representation or warranty with respect to (i) any projections, forecasts, estimates, plans or budgets or future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Company or any of its subsidiaries or the future business, operations or affairs of the Company or any of its subsidiaries heretofore or hereafter delivered to or made available to it, or (ii) any other information, statements or documents heretofore or hereafter delivered to or made available to it with respect to the Company or any of its subsidiaries or the business, operations or affairs of the Company or any of its subsidiaries, except to the extent and as expressly covered by a representation and warranty made in this Agreement.

5.13 Termination of Credit Agreement and Security Interest in Collateral. Capitalized terms used in this Section 5.13 and not defined herein or elsewhere in this Agreement have the respective meanings ascribed thereto in the Credit Agreement. The Credit Agreement is hereby terminated and shall be of no further force or effect. Lender acknowledges and agrees that all Obligations have been satisfied and discharged in full, any commitment to fund any Loan is hereby terminated, and Lender’s security interest in the Collateral is hereby terminated. Lender shall, at Borrower’s sole cost and expense, execute such further documents and take such further actions as may be reasonably necessary to make effective the foregoing release of security interest, including duly executing and delivering termination statements for filing in all relevant jurisdictions under the applicable Uniform Commercial Code.

[signature pages follow]

8

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized representative as of the date and year first above written.

NON-INVASIVE MONITORING SYSTEMS, INC.

By:	/s/ James J. Martin
Name:	James J. Martin
Title:	Chief Financial Officer

[Company Signature Page to Debt Exchange Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by their duly authorized representatives as of the date and year first above written.

HOLDER:

Frost Gamma Investments Trust

By:	/s/ Phillip Frost, M.D.
Name:	Phillip Frost, M.D.
Title:	Trustee

Contact Information:	Address:

Telephone:
Facsimile:
E-mail:

[Holder Signature Page to Debt Exchange Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by their duly authorized representatives as of the date and year first above written.

HOLDER:

Hsu Gamma Investments LP

By:	/s/ Jane H. Hsiao
Name:	Jane H. Hsiao
Title:	General Partner

Contact Information:	Address:

Telephone:
Facsimile:
E-mail:

[Holder Signature Page to Debt Exchange Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by their duly authorized representatives as of the date and year first above written.

HOLDER:

/s/ Marie Wolf
Marie Wolf

Contact Information:	Address:

Telephone:
Facsimile:
E-mail:

[Holder Signature Page to Debt Exchange Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by their duly authorized representatives as of the date and year first above written.

HOLDER:

/s/ Jane Hsiao
Jane Hsiao

Contact Information:	Address:

Telephone:
Facsimile:
E-mail:

[Holder Signature Page to Debt Exchange Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by their duly authorized representatives as of the date and year first above written.

HOLDER:

Frost Real Estate Holdings, LLC

By:	/s/ Phillip Frost, M.D.
Name:	Phillip Frost, M.D.
Title:	President

Contact Information:	Address:

Telephone:
Facsimile:
E-mail:

[Holder Signature Page to Debt Exchange Agreement]

Schedule A

Promissory Notes and Note Indebtedness

	Principal	Interest	Principal and Interest
Frost Gamma Investments Trust:
Promissory note dated September 12, 2011	$50,000	$39,765.75	$89,765.75
Promissory note dated April 16, 2015	$100,000	$40,534.25	$140,534.25
Promissory note dated August 12, 2015	$25,000	$9,244.52	$34,244.52
Promissory note dated October 27, 2015	$50,000	$17,343.84	$67,343.84
Promissory note dated June 1, 2016	$100,000	$28,117.81	$128,117.81
Promissory note dated April 6, 2017	$50,000	$9,402.74	$59,402.74
Promissory note dated September 22, 2017	$50,000	$6,856.16	$56,856.16
Promissory note dated February 15, 2018	$100,000	$9,312.33	$109,312.33
Promissory note dated November 16, 2018	$50,000	$527.40	$50,527.40
		Total P&I	$736,104.79
Marie Wolf:
Promissory note dated September 12, 2011	$50,000	$41,152.05	$91,152.05
		Total P&I	$91,152.05
Hsu Gamma Investments LP:
Promissory note dated May 30, 2012	$50,000	$36,104.11	$86,104.11
Promissory note dated June 1, 2016	$100,000	$28,117.81	$128,117.81
Promissory note dated April 6, 2017	$50,000	$9,402.74	$59,402.74
Promissory note dated September 22, 2017	$50,000	$6,856.16	$56,856.16
Promissory note dated February 15, 2018	$100,000	$9,312.33	$109,312.33
		Total P&I	$439,793.15
Jane Hsiao:
Promissory note dated February 22, 2013	$50,000	$32,065.75	$82,065.75
Promissory note dated September 24, 2014	$50,000	$23,341.10	$73,341.10
Promissory note dated February 2, 2015	$50,000	$21,367.12	$71,367.12
Promissory note dated October 27, 2015	$50,000	$17,343.84	$67,343.84
Promissory note dated November 16, 2018	$50,000	$527.40	$50,527.40
		Total P&I	$344,645.21

Schedule B

Credit Indebtedness

	Principal	Interest	Principal and Interest
Frost Gamma Investments Trust	$500,000.00	$464,606.85	$964,606.85
Hsu Gamma Investments LP	$500,000.00	$464,606.85	$964,606.85

Schedule C

Name	Indebtedness		Holder Shares
Frost Gamma Investments Trust	$1,834,872.75	[1]	26,212,468
Hsu Gamma Investments LP	$1,461,856.16	[2]	20,883,660
Marie Wolf	$91,152.05		1,302,173
Jane Hsiao	$344,645.21		4,923,503
Total	$3,732,526.17		53,321,804

1 Includes $57,456.16 of HSU/FGIT Rental Indebtedness and all FREH Rental Indebtedness

2 Includes $57,456.16 of HSU/FGIT Rental Indebtedness